                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission by ATX Communications, Inc. (the "Company") on the date hereof (the "Report"), Thomas Gravina, as Chief Executive Officer of the Company, and Michael A. Peterson, as Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Thomas Gravina
    -----------------------------------
    Name:  Thomas Gravina
    Title: Chief Executive Officer
    Date:  April 9, 2003

By: /s/ Michael A. Peterson
    -----------------------------------
    Name:  Michael A. Peterson
    Title: Executive Vice President, Chief
           Operating Officer and Chief
           Financial Officer
    Date:  April 9, 2003

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this certification required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.